UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 3, 2011

HENRY SCHEIN, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-27078	11-3136595
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

135 DURYEA ROAD, MELVILLE, NEW YORK	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(631) 843-5500

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 3, 2011, Henry Schein, Inc. issued a press release reporting the financial results for the three months ended March 26, 2011.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and the press release attached as Exhibit 99.1 are considered furnished to the Securities and Exchange Commission and are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibit 99.1 – Press Release dated May 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

By:	/s/ Steven Paladino
Steven Paladino
Executive Vice President and
Chief Financial Officer
(principal financial and accounting
officer)

May 3, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 3, 2011.